Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environmental Liabilities (Schedule of Future Minimum Rental Payments for Operating Leases) (Details) (USD $)
In Millions, unless otherwise specified
Dec. 31, 2013
Operating Leased Assets [Line Items]
2014	$ 83
2015	81
2016	72
2017	68
2018	55
Thereafter	454
Total Future Rent Payments	813
Future Rental Income	(57)
Net Future Rental Payments	$ 756